                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-13

                      INTERCELL INTERNATIONAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Articles)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

     (1) Amount previously paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                              __________________

                           NOTICE OF SPECIAL MEETING
                              AND PROXY STATEMENT

                          SPECIAL MEETING TO BE HELD
                                August 9, 2001

                              __________________

Dear Shareholder:

     On behalf of our Board of Directors, I cordially invite you to attend the Special Meeting of Shareholders of Intercell International Corporation to be held at the Aspen Room of the Adams Mark Hotel, 550 Court Place, Denver, Colorado on August 9, 2001 at 3:00 p.m. local time.

     The Notice of Special Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting.

     Whether you own a few or many shares of stock of Intercell International Corporation, it is important that your shares of stock be represented. There is one important proposal being presented at this meeting for you to review. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.

                                   Sincerely,

July 10, 2001                      /s/  Paul H. Metzinger
                                   ----------------------
                                   Paul H. Metzinger,
                                   Chairman of the Board of Directors
                                   and Chief Executive Officer

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Notice of Special Meeting...............................................   3

General Information.....................................................   4

Question and Answer Summary:  About the Meeting.........................   4

Proposal Nos. 1 & 2 - Amendments to Articles of Incorporation...........   7

Security Ownership of Certain Beneficial Owners and Management..........   9

Solicitation of Proxies.................................................  12

Shareholder Proposals for 2002 Annual Meeting...........................  12

Other Matters...........................................................  12

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees..  13

Proxy/Voting Instruction Card

                      ___________________________________

                NOTICE OF 2001 SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 9, 2001
                      ___________________________________

     NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the "Meeting") of Intercell International Corporation, a Nevada corporation (the "Company"), will be held on August 9, 2001 at 3:00 p.m. local time, at the Aspen Room of the Adams Mark Hotel, 550 Court Place, Denver, Colorado for the following purposes:

     1. To consider and vote on a proposed amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock of the Company, par value of $0.001 per share, from 5,000,000 shares to 100,000,000 shares.

     2. To consider and vote on a proposed amendment to the Company's Articles of Incorporation to increase the number of authorized shares of preferred stock of the Company, par value of $0.001 per share, from 500,000 shares to 20,000,000 shares.

     3. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

     Only shareholders of record at the close of business on July 3, 2001 are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

     You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose. Shareholders who attend the Meeting may revoke a prior proxy and vote in person as set forth in the proxy statement.

     The enclosed proxy is being solicited by the Board of Directors of the Company. The Board of Directors recommends that you vote in favor of the proposed items. Your vote is important.

                              By Order of the Board of Directors

                              /s/  Kristi J. Kampmann
                              -----------------------
                              Kristi J. Kampmann,
                              Secretary
Denver, Colorado
Dated:  July 10, 2001

                      INTERCELL INTERNATIONAL CORPORATION
                            370 Seventeenth Street
                                  Suite 3640
                            Denver, Colorado 80202
                                (303) 592-1010
              __________________________________________________

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                           To be held August 9, 2001
              __________________________________________________

                              GENERAL INFORMATION

     We are providing you with this proxy statement in connection with the solicitation of proxies by and on behalf of Intercell International Corporation, a Nevada corporation (the "Company"), for use at the Special Meeting of Shareholders to be held at the Aspen Room of the Adams Mark Hotel, 550 Court Place, Denver, Colorado on August 9, 2001 at 3:00 p.m. local time, and at any and all postponements or adjournments thereof (the "Meeting"). This proxy statement, the accompanying form of proxy and the Notice of Special Meeting will be first mailed or given to the Company's shareholders on or about July 10, 2001.

     Because many of the Company's shareholders may be unable to attend the Meeting in person, our board of directors solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

     (1) read this Proxy Statement carefully;

     (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

     (3) sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

                QUESTION AND ANSWER SUMMARY:  ABOUT THE MEETING

What is being voted on at the Meeting?

     Our board of directors is asking shareholders to consider two items at this Special Meeting of Shareholders:

     . to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock of the Company, par value $0.001 per share, from 5,000,000 shares to 100,000,000 shares; and

     . to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of preferred stock of the Company, par value $0.001 per share, from 500,000 shares to 20,000,000 shares.

Do I have any rights if I am opposed to the amendments to the Articles?

     No. You do not have any dissenting shareholders' rights with respect to the proposals amending the Company's Articles of Incorporation.

Who can vote at the Meeting?

     Our board of directors has set July 3, 2001 as the record date for the Meeting. Only persons holding shares of our common stock, par value $0.001 per share, or shares of our Series E preferred stock, par value $0.001 per share, of record at the close of business on the record date will be entitled to receive notice of and to vote at the Meeting. Each share of our common stock will be entitled to one vote and each share of our Series E preferred stock will be entitled to 120,000 votes on each matter properly submitted for vote to our shareholders at the Meeting. On the record date there were 4,995,100 shares of our common stock outstanding held by a total of approximately 511 shareholders of record and 50 shares of our Series E preferred stock outstanding. Therefore, there are a total of 10,995,100 votes that will be entitled to be cast at the Meeting.

What constitutes a quorum for the Meeting?

     Quorum for the Meeting is based on the number of votes that can be cast rather than the number of actual shares of stock that are represented, because each share of common stock has one vote per share, while each share of Series E preferred stock has 120,000 votes per share. To have a quorum, we need one-third of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares of stock on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each will be tabulated separately. The Series E preferred shares of stock represent more than enough votes for a quorum and the holders of these shares have informed us that they will all be represented at the Meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct, unless you later revoke the proxy.
Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a proxy will be voted for the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares of stock in certificate form, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in "street name," that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your shares of stock.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

     Any written notice of revocation sent to us must include the shareholder's name and must be received prior to the Meeting to be effective.

What vote is required to approve the proposal?

     Amendments to the Company's Articles of Incorporation. The amendment of the Company's Articles of Incorporation to increase the number of authorized shares of the common stock and the amendment to increase the number of authorized shares of the preferred stock (Item 1 and Item 2) each requires the affirmative vote of a majority of the votes entitled to be cast. The Series E preferred shares of stock represent more than enough votes to amend the Company's Articles of Incorporation and the holders of those shares of stock have informed us that they will approve each of the amendments.

     Other Matters. If you hold your shares of stock in "street name," your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

     Abstentions and broker non-votes are counted in tabulations of the votes cast on proposals presented to shareholders. Therefore, for all matters presented at the Meeting, abstentions and broker non-votes will have the same effect as a vote against the proposal.

     Votes cast by proxy will be tabulated by an automated system administered by Corporate Stock Transfer, Inc., our transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the independent persons appointed by the Company to act as election inspectors for the Meeting.

                       PROPOSAL NO. 1 AND PROPOSAL NO. 2

                        INCREASE IN AUTHORIZED CAPITAL

     The Board of Directors of Intercell International Corporation ("the Company") has adopted a resolution unanimously approving and recommending to the Company's shareholders for their approval an amendment to Article IV of the Company's current Articles of Incorporation (the "Articles"), increasing the Company's authorized common stock, par value $0.001 per share (the "Common Stock") from 5,000,000 shares to 100,000,000 shares ("Amendment No. 1") and increasing the Company's authorized preferred stock, par value $0.001 per share (the "Preferred Stock") from 500,000 to 20,000,000 shares ("Amendment No. 2"). At the Special Meeting of Shareholders of the Company to be held on August 9, 2001, and at any and all postponements or adjournments thereof (the "Meeting"), it is intended that the shares of the Common Stock represented by properly executed proxies that are enclosed herewith (each, a "Proxy") and the shares of the Series E Preferred Stock (the "Series E Preferred Stock") will be voted to approve Amendment No. 1 and Amendment No. 2 to the Articles.

Text of the Proposed Amendment

     The Articles currently provide that the Company is authorized to issue 5,000,000 shares of the Common Stock and 500,000 shares of the Preferred Stock. The proposed Amendment No. 1 and Amendment No. 2 would amend the Articles to provide that the Company is authorized to issue 100,000,000 shares of the Common Stock and 20,000,000 shares of the Preferred Stock, respectively. If the proposed Amendment No. 1 and Amendment No. 2 are adopted, Article IV, paragraph
(a) of the Articles will be amended in its entirety to read as follows:

     (a) Classes of Shares.  The proprietary interest of the Corporation shall
         -----------------
     be divided into two classes of stock, which are collectively referred to herein as "Shares." The first is a class of common stock, par value $0.001 per share, and the second is a class of preferred stock, also par value $0.001 per share. An individual share within the respective classes of stock shall be referred to appropriately as either a "Common Share" or a "Preferred Share." The Corporation has the authority to issue 100,000,000 Common Shares and 20,000,000 Preferred Shares.

Purposes of Amendment No. 1 to Increase Authorized Shares of the Common Stock

     The Board of Directors of the Company believes that it is in the best interests of the Company to increase the number of authorized shares of the Common Stock to provide additional authorized shares of the Common Stock for future issuance by the Company. The Board of Directors believes that the current number of authorized shares of the Common Stock is insufficient to cover possible future issuance of shares from time to time.

     First, an increase in the number of authorized shares of the Common Stock in the Articles would allow the Company to honor all of its outstanding obligations with respect to its Common Stock. As of the record date, the number of authorized shares in the Articles is insufficient to allow the Company to honor all of its outstanding obligations with respect to its Common Stock, including the shares of its Common Stock that are issuable upon conversion of exercise of its other outstanding securities. The Company currently has 5,000,000 shares of its Common Stock authorized in its Articles. Of these shares, as of the record date, the Company had approximately 4,995,100 shares of its Common Stock outstanding and approximately 4,900 shares of its Common Stock authorized but unissued under its Articles. However, if, as of the record date, all of the Company's outstanding warrants, options, conversion privileges or other rights are exercised, the Company would be required to issue an additional 3,474,308 shares of its Common Stock which are not currently authorized. Of those shares, approximately 1,693,447 shares may be issued to officers and directors of the Company.

     Second, an increase in the number of authorized shares of Common Stock in the Articles would also allow the Company to reserve a sufficient number of shares for issuance in connection with the Company's employee benefit plan and non-qualified option grants. As of the record date, approximately 750,000 shares of the Common Stock were reserved for issuance pursuant to the Company's stock option plan.

     Third, increasing the number of authorized shares of the Common Stock would allow for the issuance of additional shares of Common Stock or securities convertible into Common Stock to provide needed flexibility for future financial and capital requirements to allow the Company to take proper advantage of market conditions and possible business and corporate opportunities. The Company currently has little flexibility with respect to the issuance of additional shares of its Common Stock.

     Fourth, additional shares of the Common Stock would be available for issuance for other general corporate purposes that may arise, subject to Nevada law.

Purposes of Amendment No. 2 to Increase Authorized Shares of the Preferred Stock

     The Board of Directors of the Company believes that it is in the best interests of the Company to increase the number of authorized shares of the Preferred Stock to provide additional authorized shares of the Preferred Stock for future issuance by the Company. The Board of Directors believes that the current number of authorized shares of the Preferred Stock is insufficient to cover possible future issuance of shares from time to time.

     Increasing the number of authorized shares of the Preferred Stock would allow for the issuance of additional shares of Preferred Stock or securities convertible into Preferred Stock to provide needed flexibility for future financial and capital requirements to allow the Company to take proper advantage of market conditions and possible business and corporate opportunities. The Company currently has little flexibility with respect to the issuance of additional shares of its Preferred Stock. Additional shares of the Preferred Stock would be available for issuance for other general corporate purposes that may arise, subject to Nevada law.

Consequences of Amendment No. 1 and Amendment No. 2

     If Amendment No. 1 and Amendment No. 2 are adopted by the shareholders of the Company, the Board of Directors of the Company could authorize the issuance of any authorized but unissued shares of its Common Stock or its Preferred Stock on terms determined by it without further action by the shareholders, unless the shares were issued in a transaction requiring shareholder approval. Other than as described above, the Company presently has no plans for the issuance of additional shares of its Common Stock or its Preferred Stock if Amendment No. 1 or Amendment No. 2 is adopted. All attributes of the additional shares of the Common Stock would be the same as those of the existing shares of authorized and unissued shares of the Common Stock. The Preferred Stock is "blank check" preferred stock and, as a result, the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof are to be determined, from time to time, by the Board of Directors of the Company.

     Under the Articles, shareholders have no preemptive rights to subscribe to or purchase any shares of the Common Stock, the Preferred Stock or other securities. Holders of the Common Stock and the Preferred Stock also should note that issuance of additional shares of Common Stock or the Preferred

Stock other than on a pro-rata basis to all current holders of the Common Stock or the Preferred Stock will reduce the proportionate interests in the Company held by current holders of the Common Stock or the Preferred Stock, respectively.

     Although neither Amendment No. 1 nor Amendment No. 2 is intended as an anti-takeover provision, either amendment may have an anti-takeover effect. Although the Board of Directors presently has no intention of doing so, authorizing additional shares of the Common Stock or the Preferred Stock could be used to discourage or render more difficult certain takeover attempts of the Company through the issuance of a number of shares of the Common Stock or shares of Preferred Stock convertible into shares of Common Stock sufficient to dilute the interests of a person seeking control or to increase the total amount of consideration necessary for a person to obtain control of the Company.

Vote Required for Passage of Amendment No. 1 and Amendment No. 2

     The affirmative vote of a majority of the votes entitled to be cast is necessary to pass Amendment No. 1 and Amendment No. 2, each to amend the Articles. Each share of the Common Stock is entitled to one vote and each share of the Series E Preferred Stock is entitled to 120,000 votes. The Series E Preferred Stock represents more than enough votes to approve Amendment No. 1 and Amendment No. 2 to the Articles and the holders of the Series E Preferred Stock have informed the Company that they will vote in favor of each amendment.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1 AND PROPOSAL NO. 2

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership of the Common Stock and the Series E Preferred Stock by (a) each director of the Company, (b) the CEO and each of the Named Executive Officers, (c) all directors and executive officers of the Company as a group and (d) all persons known to the Company to be the beneficial owner of 5% or more of the outstanding Common Stock or Series E Preferred Stock. Unless otherwise noted in the footnotes following the table, (x) the information is provided as of May 15, 2001 and (y) the persons as to whom information is given have sole voting and investment power over the Common Stock or Series E Preferred Stock beneficially owned, as the case may be.

             (a)                           (b)                    (c)                (d)                 (e)

                                                                                   Series E           Percent of
                                                              Common Stock     Preferred Stock     Common Stock/(1)/
       Name and Address               Common Stock           acquirable in       Beneficially     Percent of Series E
     of Beneficial Owner           Beneficially Owned           60 days             Owned           Preferred Stock
     ------------------            ------------------           -------             -----           ---------------
Corporate Advisors, Inc./(2)/              1,693,447/(3)/         117,500/(4)/               0        36.26% / 0%
3236 Jellison Street
Wheatridge, CO 80202

Cheri L. Metzinger/(5)/                    1,886,074/(3)/         117,500/(4)/               0        37.76 / 0
3236 Jellison Street
Wheat Ridge, CO 80033

Triad Technologies, LLC/(6)/                 380,130              129,000/(7)/              15        10.19 / 30
3005 Anderson Drive, Suite 204
Raleigh, NC 27609

H. Glenn Bagwell, Jr./(8)/                   380,130              152,300/(9)/              15        10.66 / 30
3005 Anderson Drive, Suite 204
Raleigh, NC 27609

Gemini Investments, Ltd./(10)/                81,395                    0                    0         1.63 / 0
Cayman National Trust Co., Ltd.
Cayman National Building
Elgin Avenue
Grand Cayman Islands, BWI

Timothy Solomon/(11)/                        481,395                    0                    0         9.64 / 0
Cayman National Trust Co., Ltd.
Cayman National Building
Elgin Avenue
Grand Cayman Islands, BWI

             (a)                           (b)                    (c)                (d)                 (e)

                                                                                   Series E           Percent of
                                                              Common Stock     Preferred Stock     Common Stock/(1)/
       Name and Address               Common Stock           acquirable in       Beneficially     Percent of Series E
     of Beneficial Owner           Beneficially Owned           60 days             Owned           Preferred Stock
     ------------------            ------------------           -------             -----           ---------------
Technology Investors, LLC/(12)/                    0              301,000/(13)/             35         6.03 / 70
3892 Weld County Road 45
P.O. Box 388
Hudson, CO 80642

R. Mark Richards, Director/(14)/                   0              301,000/(13)/             35         6.03 / 70
3892 Weld County Road 45
P.O. Box 388
Hudson, CO 80642

Paul H. Metzinger,/(15)/                   1,886,074/(3)(16)/     117,500/(4)/               0        40.11 / 0
President, Chief Executive
Officer and Director
370 Seventeenth Street,
Suite 3640
Denver, CO 80033

Kristi J. Kampmann, Secretary                      0               10,000/(17)/              0         0.20 / 0
370 17th Street, Suite 3640
Denver, CO 80202

Charles E. Bauer, Chief                            0                5,000/(18)/              0         0.10 / 0
Operating Officer and Director
313121 Island Drive
Evergreen, CO 80439

Kevin B. Waide,                                    0                5,000/(19)/              0         0.10 / 0
Director
5790 Yukon Street
Arvada, CO 80002

Mallory Smith, Director/(20)/                      0                    0                    0            0 / 0
11211 E. Arapahoe Rd., #116
Englewood, CO 80112

Directors and executive officers           1,886,074              137,500                    0        40.51 / 0
  as a group/(21)/
  (5 persons)

--------------
/(1)/ The percentages are calculated as follows: the numerator includes all of the securities that the person has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, and the denominator is the sum of (a) 4,995,000, which represents the total number of outstanding shares of the Common Stock as of May 15, 2001, and (b) all of the securities that the person has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.
/(2)/ Corporate Advisors, Inc. is controlled by its President, Cheri L.
Metzinger.
/(3)/ Includes 1,693,447 acquired but unissued shares of the Common Stock acquired by Corporate Advisors, Inc. that will be issued at such time as the Company increases its authorized capital to permit the issuance.
/(4)/ Includes Mr. Metzinger's options to purchase 32,500 shares of the Common Stock exercisable at $0.50 per share that expire on September 30, 2007 and Mr. Metzinger's options to purchase 85,000 shares of the Common Stock exercisable at $0.3750 per share that expire on September 30, 2007 held through Corporate Advisors, Inc.
/(5)/ Cheri L. Metzinger is the President of Corporate Advisors, Inc. and is the wife of Paul H. Metzinger. The shares included in columns (b), (c) and (e) also include shares of the Common Stock that are beneficially owned by Cheri L. Metzinger through Corporate Advisors, Inc. and through her husband, Paul H. Metzinger.
/(6)/ H. Glenn Bagwell, Jr. is the controlling member of Triad Technologies,
LLC.
/(7)/ Includes 129,000 shares of the Common Stock issuable upon the conversion of 15 shares of the Series E Preferred Stock.
/(8)/ The shares included in columns (b) through (e) include the shares of the Common Stock and Series E Preferred Stock beneficially owned by H. Glenn Bagwell, Jr. through Triad Technologies, LLC.
/(9)/ Includes 129,500 shares of the Common Stock issuable upon the conversion of 15 shares of the Series E Preferred Stock and 13,300 shares of the Common Stock held by Global Public Relations Group, Inc. and a warrant held by The Hamilton Fund, LLC to purchase 10,000 shares of the Common Stock exercisable at $0.15 per share, issued on December 3, 1997, expiring on December 3, 2002. Mr. Bagwell is the sole controlling member of Global Relations Group, Inc. and The Hamilton Fund, LLC.
/(10)/ Timothy Solomon is the controlling director of Gemini Investments, Ltd. /(11)/ The shares included in columns (b) and (e) includes the shares of the Common Stock beneficially owned by Timothy Solomon through Gemini Investments, Ltd.
/(12)/ R. Mark Richards is the President of Technology Investors, LLC and is a director elect for Triad Technologies, LLC and Technology Investors, LLC.
/(13)/ All 301,000 shares of Common Stock are issuable upon conversion of the 35 shares of the Series E Preferred Stock.
/(14)/ The shares included in columns (b), (d) and (e) includes the shares of the Common Stock and Series E Preferred Stock beneficially owned by R. Mark Richards through Technology Investors, LLC.
/(15)/ The shares included in columns (b), (c) and (e) include the number of Shares of Corporate Advisors, Inc., controlled by his wife, Cheri L. Metzinger, as well as the number of Shares beneficially owned by Cheri L. Metzinger.
/(16)/ Includes 192,628 shares of the Common Stock held by Cheri L. Metzinger. /(17)/ Includes options to purchase 2,500 shares of the Common Stock exercisable at $0.3750 per share, issued on September 30, 1997, expiring on September 30, 2007 and options to purchase 7,500 shares of the Common Stock exercisable at $0.05 per share issued on June 1, 1998, expiring on June 1, 2008.
/(18)/ Includes options to purchase to purchase 5,000 shares of the Common Stock, exercisable at $0.3750 per share, issued on September 30, 1997, expiring on September 30, 2007.
/(19)/ Includes options to purchase 5,000 shares of the Common Stock exercisable at $0.10 per share, issued on February 6, 1998, expiring on February 6, 2008. /(20)/ Mallory Smith is the director elect for Triad Technologies, LLC and Technology Investors, LLC.
/(21)/ The shares in columns (b), (c) and (e) include the shares of Mr. Metzinger held through Mr. Metzinger's wife, Cheri L. Metzinger and through Corporate Advisors, Inc.

                            SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold the Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold those Company's Stock. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Shareholders are entitled to present proposals for action at shareholders' meetings if they comply with the requirements of the proxy rules. In connection with this Special Meeting, no shareholder proposals were presented. We did not have an annual shareholders meeting in the year 2001. As a result, any proposals intended to be presented at the next annual meeting of must be received at the Company's offices a reasonable time before the Company begins to print and mail its proxy materials for that meeting, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. If a shareholder fails to submit the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at that next annual meeting of shareholders.

     Proposals should be sent to Paul H. Metzinger, President, at 370 Seventeenth Street, Ste. 3640, Denver, Colorado 80202.

                                 OTHER MATTERS

     The Board is not aware of any matters to come before the Meeting, other than the proposal specified in the Notice of Special Meeting. However, if any other matter requiring a vote of the shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

                      VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Company whether other persons are the beneficial owners of the Company's Stock for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Company's Stock.

     It is important that proxies be returned promptly. Shareholders, whether or not they expect to attend the meeting in person, are urged to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. By returning your proxy card promptly you can held the Company avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. Shareholders who attend the meeting may revoke a prior proxy and vote their proxy in person as set forth in this proxy statement.

                                    By Order of the Board of Directors

                                    /s/  Kristi J. Kampmann
                                    -----------------------
                                    Kristi J. Kampmann,
                                    Secretary

Denver, Colorado
July 10, 2001

                         PROXY/VOTING INSTRUCTION CARD

                      INTERCELL INTERNATIONAL CORPORATION
                      c/o Corporate Stock Transfer, Inc.,
                   3200 South Cherry Creek Drive, Suite 403
                            Denver, Colorado 80209

                      SPECIAL MEETING DATE AUGUST 9, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF
                                   DIRECTORS

The undersigned shareholder of Intercell International Corporation (the "Company"), a Colorado corporation, hereby constitutes and appoints Paul H. Metzinger and Kevin B. Waide, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of shares of the Company's no par value common stock held of record by the undersigned on July 10, 2001, and as fully as the undersigned would be entitled to vote if personally present, at the Special Meeting of Shareholders to be held at the Aspen Room of the Adams Mark Hotel, 550 Court Place, Denver, Colorado on August 9, 2001 at 3:00 p.m.local time, and at any postponements or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF ALL LISTED NOMINEES TO THE BOARD OF DIRECTORS AND FOR EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

Please mark boxes [X] in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

1. Proposal to consider amending the articles of incorporation of the Company to increase the number of authorized shares of common stock of the Company from 5,000,000 shares to 100,000,000 shares.

     [_]  FOR                [_]  AGAINST                [_]  ABSTAIN

2. Proposal to consider amending the articles of incorporation of the Company to increase the number of authorized shares of preferred stock of the Company from 500,000 shares to 20,000,000 shares.

     [_]  FOR                [_]  AGAINST                [_]  ABSTAIN

3. In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.


THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1 AND PROPOSAL NO. 2

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders, dated July 10, 2001 and the Proxy Statement furnished therewith.

                              Dated___________________________2001

                              ____________________________________
                              Authorized Signature

                              ____________________________________
                              Title

                              ____________________________________
                              Authorized Signature

                              ____________________________________
                              Title

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.

TO SAVE THE COMPANY ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

NON-VOTING INSTRUCTIONS

     [_] SPECIAL MEETING. Please check here to indicate that you plan to attend the Special Meeting of Shareholders on August 9, 2001.